UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549-1004

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 29, 2009 (April 22, 2009)

ARKANSAS BEST CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-19969	71-0673405
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3801 Old Greenwood Road Fort Smith, Arkansas	72903
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (479) 785-6000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change In Fiscal Year.

On April 22, 2010, the Board of Directors of Arkansas Best Corporation (the “Company”) adopted an amendment to the Company’s Bylaws which added a new Section 3.16 as follows:

SECTION 3.16.  Retirement.  On April 1, 2012, any Director who has reached the age of 75 shall submit his or her resignation from the Board effective on the date of the 2012 annual meeting of shareholders.  Thereafter a Director reaching 75 years of age shall submit his or her resignation from the Board effective on the date of the annual meeting of shareholders following his or her 75th birthday.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

3.1              Second Amended and Restated Bylaws of the Company dated as of April 21, 2009 (previously filed as Exhibit 3.2 to the Company’s Current Report on Form 8-K, filed with the Commission on April 24, 2009, Commission File No. 0-19969, and incorporated herein by reference).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARKANSAS BEST CORPORATION
(Registrant)

Date: April 29, 2010	/s/ Michael R. Johns
Michael R. Johns,
Vice President – General Counsel and
Corporate Secretary